SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K/(A)(2)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of event reported: August 31, 2000
                        Date of Report: January 26, 2001



                              NXGEN NETWORKS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                      000-28427                   870621120
     ---------------             -------------------        -----------------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
    of incorporation)                                     Identification Number)



                1700 Lincoln Street - Suite 1920 Denver Co 80203
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: 303-839-9150
                                                    ------------
                           Not Applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



--------------------------------------------------------------------------------

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Not applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable


ITEM 5.  OTHER EVENTS

Not Applicable

ITEM 6. RESIGNATION OF DIRECTORS

Not Applicable


ITEM 7. FINANCIAL STATEMENTS AND EXHBITS

 (1) Financial Statements


          (b) Pro forma financial information. The Unaudited Consolidated Condensed Balance Sheet as of September 30, 2000 and the Unaudited Consolidated Condensed Statements of Operations for the nine months ended September 30, 2000 and the year ended December 31, 1999.


ITEM 8.  CHANGE IN FISCAL YEAR

Not Applicable.

Item 9, Regulation FD Disclosure

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


NXGEN NETWORKS, INC.
 (Registrant)


/s/ Ralph Proceviat
--------------------------
Ralph Proceviat, Chief Financial Officer

Dated: January 26, 2001

--------------------------------------------------------------------------------

                              NxGen Networks, Inc.
        Unaudited Pro Forma Condensed Consolidated Financial Information
                                    Overview

The following Unaudited Pro Forma Condensed Consolidated Financial Information amends and replaces the original Unaudited Pro Forma Condensed Consolidated Financial Information filed with the form 8-K (A) dated November 14, 2000. The original filing presented the Unaudited Pro Forma Condensed Consolidated Financial Information using the purchase method of accounting with Old Night as the accounting acquirer and, accordingly, goodwill and related amortization were recorded in the Pro Forma adjustments. As further described in detail below, it has subsequently been determined that the merger should be accounted for as a reverse acquisition. The Unaudited Pro Forma Condensed Consolidated Financial Information presented in this document includes Pro Forma adjustments necessary to present the merger as a reverse acquisition.

On June 30, 2000, the shareholders approved a share exchange agreement between Old Night, Inc., an inactive public shell, and International Long Distance Corporation ("ILDC"). Under this agreement, Old Night exchanged 9,078,108 shares of its Common Stock for 9,078,108 or 82.53% of the issued and outstanding shares of Common Stock of ILDC.

This transaction has been accounted for as a reverse acquisition closing on August 31, 2000, whereby the transaction was recorded using the purchase method with ILDC as the acquirer. Since Old Night was a non-operating shell company prior to the merger, no goodwill has been recorded. Equity of the combined company has been "recapitalized" to reflect the legal par value of Old Night.

Old Night had been originally formed to engage in investment and business development operations related to mineral research and exploration. Old Night became dormant in 1994, and was engaged in the search for an appropriate business opportunity. In conjunction with the merger with ILDC, Old Night changed its name to NxGen Networks, Inc ("NxGen").

ILDC was incorporated in North Carolina in 1998 as a long distance service provider dedicated to utilizing state of the art technology to provide premier long distance telephony service both domestically and internationally. In the spring of 2000, management of ILDC was seeking additional equity funding in order to fully implement its business and marketing plan for expansion of its business, which led to the share exchange described above.

The accompanying Unaudited Pro Forma Consolidated Condensed Balance Sheet give effect to this consummated acquisition as if it had occurred on January 1, 2000 by consolidating the balance sheets of ILDC and Old Night at September 30, 2000.

The accompanying Unaudited Pro Forma Consolidated Condensed Statements of Operations give effect to this consummated acquisition as if it had occurred on January 1, 1999 by consolidating the results of operations of Old Night and ILDC for the year ended December 31, 1999 and the nine months ended September 30, 2000. The NxGen (Old Night) financials for the year ended December 31, 1999 are unaudited.

The Unaudited Pro Forma Consolidated Condensed Statements of Operations does not purport to be indicative of what would have occurred had the merger been consummated as of the beginning of 1999 or of results of operations which may occur in the future.

The Company declared a 2 -for-1 split of its Common Stock, effective for all holders of record as of December 7, 2000 and payable on December 14, 2000. Earnings per share computations and issued and outstanding shares in the accompanying Unaudited Pro Forma Consolidated Condensed financial statements have been restated to give effect to the split for all periods presented. The par value of the Company's stock remains at $.001 per share, and accordingly, Common Stock and Additional Paid-In Capital have been restated for all periods presented in the accompanying Unaudited Pro Forma Consolidated Condensed financial statements.




                                                        NxGEN Networks, Inc.
                                      Unaudited Pro Forma Consolidated Condensed Balance Sheet


                                                               ILDC          Old Night        Pro forma         Pro forma
                                                             9/30/2000       9/30/2000       Adjustments        Combined
                                                           --------------  --------------   --------------   --------------
Assets
   Current assets
      Cash and cash equivalents                             $     14,121    $     87,806                -       $ 101,927
      Accounts receivable-net                                     56,079    $          -                -          56,079
      Note receivable-related party           (4)                      -       4,984,548       (4,984,548)              -
      Prepaid expenses and other assets                          482,842          40,843                -         523,685
                                                           --------------  --------------   --------------   --------------
   Total current assets                                          553,042       5,113,197       (4,984,548)        681,691

   Property and equipment, net                                 6,060,345               -                        6,060,345

   Deferred finance charges, net                                 391,347               -                          391,347
   Investment in subsidiary                   (1)             22,695,270                      (22,695,270)              -
   Investments                                                    85,000                                           85,000
   Deposits and other assets                                      29,809               -                -          29,809
                                                           --------------  --------------   --------------   --------------
Total assets                                                $ 29,814,813    $  5,113,197    $ (27,679,818)    $ 7,248,192
                                                           --------------  --------------   --------------   --------------
Liabilities and shareholders' equity
   Current liabilities
      Accounts payable                                         1,543,824                                        1,543,824
      Accrued liabilities                     (4)              1,520,461         281,765         (106,148)      1,696,078
      Note payable-related party              (4)              4,878,400                       (4,878,400)              -
      Short-term convertible debenture                         2,100,000                                        2,100,000
      Short-term notes payable                                 1,787,395                                        1,787,395
      Current portion of capital lease obligations               767,639                                          767,639
      Deferred revenue and other                                  73,361               -                -          73,361
                                                           --------------  --------------   --------------   --------------
   Total current liabilities                                  12,671,080         281,765       (4,984,548)      7,968,297

    Capital lease obligations, less current portion              181,928               -                -         181,928
                                                           --------------  --------------   --------------   --------------
     Total liabilities                                        12,853,008         281,765       (4,984,548)      8,150,225
                                                           --------------  --------------   --------------   --------------

Shareholders (deficit)
      Common stock                            (2)                 12,591          21,545          (12,591)         21,545

      Subscribed shares                                                          925,000                          925,000
      Additional paid-in capital              (1)             31,599,403       3,883,020      (22,695,270)     12,761,744

                                              (3)                                                 (38,000)
                                              (2)                                                  12,591

      Deficit accumulated during the
        development stage                     (3)            (14,650,189)          1,867           38,000     (14,610,322)
                                                           --------------  --------------   --------------   --------------


   Total shareholder's (deficit)                              16,961,805       4,831,432      (22,695,270)       (902,033)
                                                           --------------  --------------   --------------   --------------
Total liabilities and shareholders' (deficit)               $ 29,814,813    $  5,113,197    $ (27,679,818)    $ 7,248,192
                                                           --------------  --------------   --------------   --------------

                                                        NxGEN Networks, Inc.
                                  Notes to Unaudited Pro Forma Consolidated Condensed Balance Sheet


(1)  To record elimination of Investment in Subsidiary

(2)  To record recapititalization of Old Night common shares as of September 30, 2000 to reflect reverse acquisition

(3)  To eliminate accumulated deficit of Old Night as of January 1, 1999 to properly reflect reverse acquisition

(4)  To record elimination of intercompany transactions and balances


Note:All share  amounts  have been  restated to reflect an 11 for 1  stock-split,effective  May 28, 2000 and a 2 for 1  stock-split, effective 12/15/00.



                                                        NxGEN Networks, Inc.
                                 Unaudited Pro Forma Consolidated Condensed Statement of Operations
                                                Nine months ended September 30, 2000


                                                         ILDC         Old Night                       Pro forma       Pro forma
                                                        Actual          Actual        Combined       Adjustments      Combined
                                                     -------------  -------------   -------------   -------------   -------------
Revenue
   Service revenue                                    $ 1,071,447   $          -     $ 1,071,447    $          -     $ 1,071,447
                                                     -------------  -------------   -------------   -------------   -------------
Cost of revenue                                         1,633,373              -       1,633,373               -       1,633,373
                                                     -------------  -------------   -------------   -------------   -------------
Gross profit                                             (561,926)             -        (561,926)              -        (561,926)

Selling, general and administrative expenses            3,925,320         64,681       3,990,001                       3,990,001
Research and development                                  288,316                        288,316                         288,316
Compensation expense                                       86,000                         86,000                          86,000
Impairment of property and equipment                      420,017                        420,017                         420,017
Valuation allowance for investments                        50,000                         50,000                          50,000
Depreciation and amortization                           1,101,348              -       1,101,348               -       1,101,348
                                                     -------------  -------------   -------------   -------------   -------------
Total operating expenses                                5,871,001         64,681       5,935,682               -       5,935,682
                                                     -------------  -------------   -------------   -------------   -------------
Loss from operations                                   (6,432,927)       (64,681)     (6,497,608)              -      (6,497,608)
                                                     -------------  -------------   -------------   -------------   -------------
Other (income) expense:
   Interest                              (1)              517,623       (106,148)        411,475          25,914         437,389
   Other (income)expense                                  (11,973)             -         (11,973)              -         (11,973)
                                                     -------------  -------------   -------------   -------------   -------------
                                                          505,650       (106,148)        399,502          25,914         425,416
                                                     -------------  -------------   -------------   -------------   -------------
Net Income (loss)                                    $ (6,938,577)  $     41,467     $(6,897,110)   $    (25,914)    $(6,923,024)
                                                     -------------  -------------   -------------   -------------   -------------

Pro forma netincome(loss) per share-basic and diluted                                $     (0.56)                    $     (0.34)

Pro forma weighted average shares-basic and diluted                                   12,248,352 (2)                  20,332,507 (2)
                                                                                    -------------                   -------------

                                                        NxGEN Networks, Inc.
                             Notes to Unaudited Pro Forma Consolidated Condensed Statement of Operations


(1)  To record elimination of intercompany transactions and balances

(2)  Pro forma basic and diluted net loss per share of Nxgen,  Inc. for the nine months ended  September  30, 2000 has been computed using the weighted average number of common shares outstanding. All potentially dilutive securities have been excluded from the calculation  of pro forma  diluted net loss per share because their effect is  anti-dilutive.  The  adjustment to the pro forma
     NxGEN,  Inc.  weighted  average shares  outstanding  results from the inclusion of actual shares issued in conjunction with the acquisition of ILDC as if such shares were outstanding from January 1, 1999.


                                                       NxGEN Networks, Inc.
                                 Unaudited Pro Forma Consolidated Condensed Statement of Operations
                                                    Year ended December 31, 1999


                                                     ILDC         Old Night                        Pro forma        Pro forma
                                                    Actual          Actual         Combined       Adjustments       Combined
                                                 -------------   -------------   -------------   -------------   -------------
Revenue
   Service revenue                               $    173,464    $        -      $    173,464    $        -      $    173,464
                                                 -------------   -------------   -------------   -------------   -------------
Cost of revenue                                       895,022             -           895,022             -           895,022
                                                 -------------   -------------   -------------   -------------   -------------
Gross profit                                         (721,558)            -          (721,558)            -          (721,558)

Sales and marketing                                   104,819                         104,819                         104,819
Research and development                              140,911                         140,911                         140,911
General and administrative                          1,092,320           1,600       1,093,920                       1,093,920
Loss on failed ventures                             3,096,844                       3,096,844                       3,096,844
Impairment of assets                                  279,071                         279,071                         279,071
Compensation expense                    (1)                                               -            86,000          86,000
Depreciation and amortization                       1,749,347             -         1,749,347             -         1,749,347
                                                 -------------   -------------   -------------   -------------   -------------
                                                    6,463,312           1,600       6,464,912          86,000       6,550,912
                                                 -------------   -------------   -------------   -------------   -------------
Loss from operations                               (7,184,870)         (1,600)     (7,186,470)        (86,000)     (7,272,470)
                                                 -------------   -------------   -------------   -------------   -------------
Other expenses:
   Interest                                           217,887             -           217,887                         217,887
   Other (income)expense                               (1,030)            -            (1,030)            -            (1,030)
                                                 -------------   -------------   -------------   -------------   -------------
                                                      216,857             -           216,857             -           216,857
                                                 -------------   -------------   -------------   -------------   -------------
Net loss                                         $ (7,401,727)   $     (1,600)   $ (7,403,327)   $    (86,000)   $ (7,489,327)
                                                 -------------   -------------   -------------   -------------   -------------

Pro forma net loss per share-basic and diluted                                   $      (0.68)                   $      (0.37)
                                                                                 -------------                   -------------
Pro forma weighted average shares-basic and diluted                                10,920,800   (2)                19,998,908  (2)
                                                                                 -------------                   -------------

                                                        NxGEN Networks, Inc.
                             Notes to Unaudited Pro Forma Consolidated Condensed Statement of Operations


(1)  To record  compensation  expense of $86,000 related to the issuance of stock options to various  consultants as a result of the merger.

(2)  Pro forma basic and diluted net loss per share of Nxgen,  Inc. for the year ended December 31, 1999 has been computed using the weighted  average  number of common  shares  outstanding.  All  potentially  dilutive  securities  have been  excluded from the calculation  of pro forma  diluted net loss per share because their effect is  anti-dilutive.  The  adjustment to the pro forma
     NxGEN,  Inc.  weighted  average shares  outstanding  results from the inclusion of actual shares issued in conjunction with the acquisition of ILDC as if such shares were outstanding from January 1, 1999.

Note:All share  amounts  have been  restated to reflect an 11 for 1  stock-split,effective  May 28, 2000 and a 2 for 1  stock-split, effective 12/15/00.
